                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 16, 1998



                             BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)



          Maryland                      1-9106              23-2413352
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
      of Incorporation)              File Number)       Identification No.)


            16 Campus Boulevard, Newtown Square, Pennsylvania 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

Public Offering

         On April 16, 1998, Brandywine Realty Trust (the "Company") and Brandywine Operating Partnership, L.P. entered into an Underwriting Agreement (the "Underwriting Agreement") with Legg Mason Wood Walker, Incorporated (the "Underwriter") pursuant to which the Company agreed to sell to the Underwriter an aggregate of 625,000 common shares of beneficial interest, $.01 par value per share (the "Common Shares"). The Common Shares are to be sold pursuant to the Underwriting Agreement at a price to the public of $24.00 per share ($22.80 per share after reduction for underwriting discounts and commissions). The Company has been advised by the Underwriter that the Underwriter intends to sell the Common Shares to Van Kampen American Capital Distributors, Inc., which intends to deposit the Common Shares with the trustee of the Van Kampen
American Capital REIT Income and Growth Trust, Series 2 (the "Trust"), a registered unit investment trust under the Investment Company Act of 1940, as amended, in exchange for units of the Trust.

         The Underwriter is acting as sponsor and depositor of the Trust, and is therefor considered an affiliate of the Trust. Walter D'Alessio, a member of the Company's Board of Trustees, is President of Legg Mason Real Estate Services, Inc., a subsidiary of Legg Mason, Inc., the parent of the Underwriter. In addition, the Underwriter has engaged, and may in the future engage, in investment banking activities on behalf of the Company and its affiliates for which customary compensation will be received.

         The net proceeds, less expenses estimated at $75,000, will be contributed by the Company to the Operating Partnership, which will use such contribution to repay borrowings under the revolving credit facility of the Company and the Operating Partnership. Closing of the offering of Common Shares pursuant to the Underwriting Agreement is subject to customary closing conditions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

 1.1 Underwriting Agreement among the Company, Brandywine Operating Partnership, L.P. and Legg Mason Wood Walker, Incorporated

23.1     Consent of Arthur Andersen LLP.

23.2     Consent of Zelenkofske Axelrod & Co., Ltd.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         BRANDYWINE REALTY TRUST


Date:  April 17, 1998                                By:  /s/ GERARD H. SWEENEY
                                                         ----------------------
                                                                Gerard H. Sweeney
                                                                President and Chief Executive Officer
                                                                     (Principal Executive Officer)



Date:  April 17, 1998                                By:  /s/ MARK S. KRIPKE
                                                         -------------------
                                                                Mark S. Kripke
                                                                Chief Financial Officer and Secretary
                                                                     (Principal Financial and Accounting
                                                                      Officer)